October 9, 2013

Madison Park, LLC
100 S Pointe Drive, TH-10
Miami Beach, Florida 33139
Ladies and Gentlemen:
Reference is made to that certain Advisory Services Agreement, effective October 1, 2012, between EZCORP, Inc. a Delaware corporation (“EZCORP”), and Madison Park, LLC, a Delaware limited liability company (“Madison Park”), regarding certain advisory services to be rendered by Madison Park to EZCORP (such agreement being referred to herein as the “Agreement”).
This letter will serve as confirmation of our mutual agreement and understanding that the term of the Agreement has been extended to September 30, 2014. Accordingly, the engagement described in the Agreement shall be deemed to have continued effective October 1, 2013, and shall continue, in accordance with the terms and conditions set forth in the Agreement (including the provisions regarding compensation and payments), until September 30, 2014.
Sincerely,
EZCORP, INC.

By:    /s/ THOMAS H. WELCH, JR.
Thomas H. Welch, Jr.,
Senior Vice President,
General Counsel and Secretary
Acknowledged and agreed:
MADISON PARK, LLC

By:    /s/ TIM JUGMANS
Tim Jugmans,
Chief Financial Officer